Exhibit 99.1
Cardlytics Announces Third Quarter 2021 Financial Results
Atlanta, GA – November 2, 2021 – Cardlytics, Inc. (NASDAQ: CDLX), a digital advertising platform, today announced financial results for the third quarter ended September 30, 2021. Supplemental information is available on the Investor Relations section of Cardlytics' website at http://ir.cardlytics.com/.
“We had a solid quarter and delivered results above our guidance,” said Lynne Laube, CEO & Co-Founder of Cardlytics. “Execution remains our primary focus, and we have the team and resources to achieve our financial goals, be a strategic partner for our banks and continue our progress on our product and technology initiatives.”
“We saw the core business strengthen through the quarter as we achieved sequential billings growth each month,” said Andy Christiansen, CFO of Cardlytics. “We remain focused on the things we can control — developing and maintaining strong relationships with all of our partners and developing a technology platform that will unlock the massive potential of our channel.”
Third Quarter 2021 Financial Results
•Revenue was $65.0 million, an increase of 41% year-over-year, compared to $46.1 million in the third quarter of 2020.
•Billings, a non-GAAP metric, was $98.4 million, an increase of 59% year-over-year, compared to $62.1 million in the third quarter of 2020.
•Gross profit was $24.5 million, an increase of 68% year-over-year, compared to $14.6 million in the third quarter of 2020.
•Adjusted contribution, a non-GAAP metric, was $31.6 million, an increase of 60% year-over-year, compared to $19.7 million in the third quarter of 2020.
•Net loss attributable to common stockholders was $(44.5) million, or $(1.35) per diluted share, based on 33.1 million weighted-average common shares outstanding, compared to a net loss attributable to common stockholders of $(15.4) million, or $(0.56) per diluted share, based on 27.3 million weighted-average common shares outstanding in the third quarter of 2020.
•Non-GAAP net loss was $(11.0) million, or $(0.33) per diluted share, based on 33.1 million weighted-average common shares outstanding, compared to a non-GAAP net loss of $(4.5) million, or $(0.16) per diluted share, based on 27.3 million weighted-average common shares outstanding in the third quarter of 2020.
•Adjusted EBITDA, a non-GAAP metric, was a loss of $(5.2) million compared to a loss of $(0.6) million in the third quarter of 2020.
Key Metrics
•Cardlytics MAUs were 170.6 million, an increase of 6%, compared to 161.6 million in the third quarter of 2020.
•Cardlytics ARPU was $0.36, an increase of 24%, compared to $0.29 in the third quarter of 2020.
•Bridg ARR was $12.7 million in the third quarter of 2021.
Definitions of MAUs, ARPU and ARR are included below under the caption “Non-GAAP Measures and Other Performance Metrics.”
Fourth Quarter 2021 Financial Expectations
Cardlytics anticipates billings, revenue, and adjusted contribution to be in the following ranges (in millions):

	Q4 2021 Guidance	FY 2021 Guidance
Billings(1)	$105.0 - $120.0	$365.1 - $380.1
Revenue	$70.0 - $80.0	$247.1 - $257.1
Adjusted contribution(2)	$33.0 - $38.0	$118.6 - $123.6
(1)A reconciliation of billings to GAAP revenue on a forward-looking basis is presented below under the heading "Reconciliation of Forecasted GAAP Revenue to Billings."
(2)A reconciliation of adjusted contribution to GAAP gross profit on a forward-looking basis is not available without unreasonable efforts due to the high variability, complexity and low visibility with respect to the items excluded from this non-GAAP measure.

Earnings Teleconference Information
Cardlytics will discuss its third quarter 2021 financial results during a teleconference today, November 2, 2021, at 5:00 PM ET / 2:00 PM PT. The conference call can be accessed at (866) 385-4179 (domestic) or (210) 874-7775 (international), conference ID# 2781489. A replay of the conference call will be available through 8:00 PM ET / 5:00 PM PT on November 9, 2021 at (855) 859-2056 (domestic) or (404) 537-3406 (international). The replay passcode is 2781489. The call will also be broadcast simultaneously at http://ir.cardlytics.com/. Following the completion of the call, a recorded replay of the webcast will be available on Cardlytics’ website.
About Cardlytics
Cardlytics (NASDAQ: CDLX) is a digital advertising platform. We partner with financial institutions to run their banking rewards programs that promote customer loyalty and deepen banking relationships. In turn, we have a secure view into where and when consumers are spending their money. We use these insights to help marketers identify, reach, and influence likely buyers at scale, as well as measure the true sales impact of marketing campaigns. Headquartered in Atlanta, we have offices in London, New York, San Francisco, Austin and Visakhapatnam. In March 2021, we acquired Dosh, a transaction-based advertising platform, and in May 2021 we acquired Bridg, a customer data platform. Learn more at www.cardlytics.com.
Cautionary Language Concerning Forward-Looking Statements
This press release contains "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995, including but not limited to, our financial guidance for the fourth quarter of 2021 and full year of 2021, future growth and achievement of long-range goals. These forward-looking statements are made as of the date they were first issued and were based on current expectations, estimates, forecasts and projections as well as the beliefs and assumptions of management. Words such as "expect," "anticipate," "should," "believe," "hope," "target," "project," "goals," "estimate," "potential," "predict," "may," "will," "might," "could," "intend," or variations of these terms or the negative of these terms and similar expressions are intended to identify these forward-looking statements. Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond our control.
Our actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to: risks related to the uncertain impacts that COVID-19 may have on our business, financial condition, results of operations; unfavorable conditions in the global economy and the industries that we serve; our quarterly operating results have fluctuated and may continue to vary from period to period; our ability to sustain our revenue growth and billings; risks related to the integration of Dosh and Bridg with our company; risks related to our substantial dependence on our Cardlytics platform; risks related to our substantial dependence on JPMorgan Chase Bank, National Association (“Chase”), Bank of America, National Association ("Bank of America") and a limited number of other financial institution (“FI”) partners; risks related to our ability to maintain relationships with Chase, Wells Fargo and Bank of America; the amount and timing of budgets by marketers, which are affected by budget cycles, economic conditions and other factors, including the impact of the COVID-19 pandemic; our ability to generate sufficient revenue to offset contractual commitments to FIs; our ability to attract new partners, including FI partners, and maintain relationships with bank processors and digital banking providers; our ability to maintain relationships with marketers; our ability to adapt to changing market conditions, including our ability to adapt to changes in consumer habits, negotiate fee arrangements with new and existing partners and retailers, and develop and launch new services and features; and other risks detailed in the “Risk Factors” section of our Form 10-Q filed with the Securities and Exchange Commission on November 2, 2021 and in subsequent periodic reports that we file with the Securities and Exchange Commission. Past performance is not necessarily indicative of future results.
The forward-looking statements included in this press release represent our views as of the date of this press release. We anticipate that subsequent events and developments will cause our views to change. We undertake no intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date of this press release.
Non-GAAP Measures and Other Performance Metrics
To supplement the financial measures presented in our press release and related conference call or webcast in accordance with generally accepted accounting principles in the United States (“GAAP”), we also present the following non-GAAP measures of financial performance: billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third party costs, non-GAAP net loss and non-GAAP net loss per share as well as certain other performance metrics, such as monthly active users (“MAUs”), average revenue per user (“ARPU”) and annualized recurring revenue ("ARR").

A “non-GAAP financial measure” refers to a numerical measure of our historical or future financial performance or financial position that is included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in our financial statements. We provide certain non-GAAP measures as additional information relating to our operating results as a complement to results provided in accordance with GAAP. The non-GAAP financial information presented herein should be considered in conjunction with, and not as a substitute for or superior to, the financial information presented in accordance with GAAP and should not be considered a measure of liquidity. There are significant limitations associated with the use of non-GAAP financial measures. Further, these measures may differ from the non-GAAP information, even where similarly titled, used by other companies and therefore should not be used to compare our performance to that of other companies.
We have presented billings, adjusted contribution, adjusted EBITDA, adjusted Partner Share and other third-party costs, non-GAAP net loss and non-GAAP net loss per share as non-GAAP financial measures in this press release. Billings represents the gross amount billed to customers and marketers for advertising campaigns in order to generate revenue. Cardlytics platform billings is recognized gross of both Consumer Incentives and Partner Share. Cardlytics platform GAAP revenue is recognized net of Consumer Incentives and gross of Partner Share. Bridg platform billings is the same as Bridg platform GAAP revenue. We define adjusted contribution as a measure by which revenue generated from our marketers exceeds the cost to obtain the purchase data and the digital advertising space from our partners. Adjusted contribution demonstrates how incremental marketing spend on our platform generates incremental amounts to support our sales and marketing, research and development, general and administration and other investments. Adjusted contribution is calculated by taking our total revenue less our Partner Share and other third-party costs exclusive of deferred implementation costs, which is a non-cash cost. Adjusted contribution does not take into account all costs associated with generating revenue from advertising campaigns, including sales and marketing expenses, research and development expenses, general and administrative expenses and other expenses, which we do not take into consideration when making decisions on how to manage our advertising campaigns. We define adjusted EBITDA as our net loss before income tax benefit; interest expense, net; depreciation and amortization expense; stock-based compensation expense; foreign currency loss (gain); deferred implementation costs; restructuring costs, acquisition and integration costs and change in fair value of contingent consideration. We define adjusted Partner Share and other third-party costs as our Partner Share and other third-party costs excluding non-cash equity expense and amortization of deferred implementation costs. We define non-GAAP net loss income as our net loss before stock-based compensation expense; foreign currency loss (gain); acquisition and integration costs; amortization of acquired intangibles; change in fair value of contingent consideration; and restructuring costs. Notably, any impacts related to minimum Partner Share commitments in connection with agreements with certain partners are not added back to net loss in order to calculate adjusted EBITDA, adjusted contribution and non-GAAP net loss. We define non-GAAP net loss per share as non-GAAP net loss divided by weighted-average common shares outstanding, basic and diluted.
We believe the use of non-GAAP financial measures, as a supplement to GAAP measures, is useful to investors in that they eliminate items that are either not part of our core operations or do not require a cash outlay, such as stock-based compensation expense. Management uses these non-GAAP financial measures when evaluating operating performance and for internal planning and forecasting purposes. We believe that these non-GAAP financial measures help indicate underlying trends in the business, are important in comparing current results with prior period results and are useful to investors and financial analysts in assessing operating performance.
We define MAUs as targetable customers or accounts that have logged in and visited online or mobile applications containing offers from, opened an email containing offers from, or redeemed an offer from the Cardlytics platform during a monthly period. We then calculate a monthly average of these MAUs for the periods presented. We define ARPU as the total revenue generated in the applicable period calculated in accordance with GAAP, divided by the average number of MAUs in the applicable period. We define ARR as the annualized GAAP revenue of the final month in the period presented for the Bridg platform. ARR should not be considered in isolation from, or as an alternative to, revenue prepared in accordance with GAAP. We believe that ARR is an indicator of the Bridg platform’s ability to generate future revenue from existing clients

CARDLYTICS, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS (UNAUDITED)
(Amounts in thousands, except par value amounts)

	September 30, 2021	December 31, 2020
Assets
Current assets:
Cash and cash equivalents	$237,372	$293,239
Restricted cash	108	110
Accounts receivable, net	83,841	81,249
Other receivables	6,450	5,306
Prepaid expenses and other assets	7,761	5,687
Total current assets	335,532	385,591
Long-term assets:
Property and equipment, net	12,367	13,865
Right-of-use assets under operating leases, net	11,299	10,764
Intangible assets, net	130,692	447
Goodwill	718,952	—
Capitalized software development costs, net	11,734	6,299
Deferred implementation costs, net	1,442	3,785
Other long-term assets, net	2,563	1,786
Total assets	$1,224,581	$422,537
Liabilities and stockholders' equity
Current liabilities:
Accounts payable	$3,806	$1,363
Accrued liabilities:
Accrued compensation	10,705	7,582
Accrued expenses	6,054	5,502
Partner Share liability	35,285	37,457
Consumer Incentive liability	42,925	24,290
Deferred revenue	2,627	349
Current operating lease liabilities	5,589	4,718
Current finance lease liabilities	35	13
Current contingent consideration	167,430	—
Total current liabilities	274,456	81,274
Long-term liabilities:
Convertible senior notes, net	181,733	174,011
Long-term operating lease liabilities	7,800	9,381
Long-term finance lease liabilities	61	—
Long-term contingent consideration	71,232	—
Other long-term liabilities	679	679
Total liabilities	535,961	265,345
Stockholders’ equity:
Common stock, $0.0001 par value—100,000 shares authorized and 33,154 and 27,861 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively.	8	8
Additional paid-in capital	1,198,780	551,429
Accumulated other comprehensive income (loss)	615	(192)
Accumulated deficit	(510,783)	(394,053)
Total stockholders’ equity	688,620	157,192
Total liabilities and stockholders’ equity	$1,224,581	$422,537

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Revenue	$64,984	$46,079	$177,067	$119,810
Costs and expenses:
Partner Share and other third-party costs	34,090	27,971	93,814	70,920
Delivery costs	6,390	3,498	16,076	10,403
Sales and marketing expense	16,733	11,432	46,998	32,805
Research and development expense	11,141	4,627	26,293	12,444
General and administration expense	20,073	12,757	49,136	35,235
Acquisition and integration costs	1,714	—	22,926	—
Change in fair value of contingent consideration	6,261	—	7,741	—
Depreciation and amortization expense	8,375	1,933	20,273	5,809
Total costs and expenses	104,777	62,218	283,257	167,616
Operating loss	(39,793)	(16,139)	(106,190)	(47,806)
Other (expense) income:
Interest expense, net	(3,193)	(283)	(9,316)	(9)
Foreign currency (loss) gain	(1,543)	1,066	(1,224)	(830)
Total other (expense) income	(4,736)	783	(10,540)	(839)
Loss before income taxes	(44,529)	(15,356)	(116,730)	(48,645)
Income tax benefit	—	—	—	—
Net loss	(44,529)	(15,356)	(116,730)	(48,645)
Net loss attributable to common stockholders	$(44,529)	$(15,356)	$(116,730)	$(48,645)
Net loss per share attributable to common stockholders, basic and diluted	$(1.35)	$(0.56)	$(3.67)	$(1.80)
Weighted-average common shares outstanding, basic and diluted	33,101	27,343	31,802	27,048

CARDLYTICS, INC.
STOCK-BASED COMPENSATION EXPENSE (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Delivery costs	$552	$365	$1,382	$897
Sales and marketing	3,841	3,791	9,928	7,627
Research and development	3,170	1,510	7,132	3,514
General and administration	9,267	5,912	18,973	12,773
Total stock-based compensation	$16,830	$11,578	$37,415	$24,811

CARDLYTICS, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)
(Amounts in thousands)

	Nine Months Ended September 30,
	2021	2020
Operating activities
Net loss	$(116,730)	$(48,645)
Adjustments to reconcile net loss to net cash used in operating activities:
Credit loss expense	1,440	1,281
Depreciation and amortization	20,273	5,809
Amortization of financing costs charged to interest expense	701	290
Accretion of debt discount and non-cash interest expense	7,078	—
Amortization of right-of-use assets	3,770	2,639
Stock-based compensation expense	37,415	24,811
Change in fair value of contingent consideration	7,741	—
Other non-cash expense, net	1,275	1,166
Deferred implementation costs	2,343	3,640
Change in operating assets and liabilities:
Accounts receivable	(757)	25,010
Prepaid expenses and other assets	(1,296)	(1,412)
Accounts payable	42	115
Other accrued expenses	(2,626)	(6,871)
Partner Share liability	(2,171)	(15,479)
Consumer Incentive liability	3,534	(5,568)
Net cash used in operating activities	(37,968)	(13,214)
Investing activities
Acquisition of property and equipment	(2,145)	(2,691)
Acquisition of patents	(68)	(50)
Capitalized software development costs	(6,937)	(3,519)
Business acquisition, net of cash acquired	(494,131)	—
Net cash used in investing activities	(503,281)	(6,260)
Financing activities
Principal payments of debt	—	(17)
Proceeds from issuance of convertible senior notes, net of issuance costs paid of $6,900	—	223,100
Purchase of capped calls related to convertible senior notes	—	(26,450)
Proceeds from issuance of common stock	486,163	6,380
Deferred equity issuance costs	(190)	—
Debt issuance costs	(200)	—
Net cash received from financing activities	485,773	203,013
Effect of exchange rates on cash, cash equivalents and restricted cash	(393)	(378)
Net increase (decrease) in cash, cash equivalents and restricted cash	(55,869)	183,161
Cash, cash equivalents, and restricted cash — Beginning of period	293,349	104,587
Cash, cash equivalents, and restricted cash — End of period	$237,480	$287,748

CARDLYTICS, INC.
SUMMARY OF GAAP AND NON-GAAP RESULTS (UNAUDITED)
(Dollars in thousands)

	Three Months Ended September 30,		Change		Nine Months Ended September 30,		Change
	2021	2020	$	%	2021	2020	$	%
Billings(1)	$98,448	$62,093	$36,355	59%	$260,102	$169,390	$90,712	54%
Consumer Incentives	33,464	16,014	17,450	109	83,035	49,580	33,455	67
Revenue	64,984	46,079	18,905	41	177,067	119,810	57,257	48
Adjusted Partner Share and other third-party costs(1)	33,359	26,330	7,029	27	91,471	67,280	24,191	36
Adjusted contribution(1)	31,625	19,749	11,876	60	85,596	52,530	33,066	63
Delivery costs	6,390	3,498	2,892	83	16,076	10,403	5,673	55
Deferred implementation costs	731	1,641	(910)	(55)	2,343	3,640	(1,297)	(36)
Gross profit	$24,504	$14,610	$9,894	68%	$67,177	$38,487	$28,690	75%
Net loss	$(44,529)	$(15,356)	$(29,173)	190%	$(116,730)	$(48,645)	$(68,085)	140%
Adjusted EBITDA(1)	$(5,169)	$(596)	$(4,573)	767%	$(14,779)	$(12,273)	$(2,506)	20%
(1)Billings, adjusted Partner Share and other third-party costs, adjusted contribution and adjusted EBITDA are non-GAAP measures. Reconciliations of these non-GAAP measures to the most comparable GAAP measures are presented below under the headings "Reconciliation of GAAP Revenue to Billings", "Reconciliation of GAAP Gross Profit to Adjusted Contribution" and "Reconciliation of GAAP Net Loss to Adjusted EBITDA."

CARDLYTICS, INC.
RECONCILIATION OF GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$62,075	$2,909	$64,984	$46,079	$—	$46,079
Plus:
Consumer Incentives	33,464	—	33,464	16,014	—	16,014
Billings	$95,539	$2,909	$98,448	$62,093	$—	$62,093

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$172,068	$4,999	$177,067	$119,810	$—	$119,810
Plus:
Consumer Incentives	83,035	—	83,035	49,580	—	49,580
Billings	$255,103	$4,999	$260,102	$169,390	$—	$169,390

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$62,075	$2,909	$64,984	$46,079	$—	$46,079
Minus:
Partner Share and other third-party costs	33,929	161	34,090	27,971	—	27,971
Delivery costs(1)	4,777	1,613	6,390	3,498	—	3,498
Gross profit	23,369	1,135	24,504	14,610	—	14,610
Plus:
Delivery costs(1)	4,777	1,613	6,390	3,498	—	3,498
Deferred implementation costs(2)	731	—	731	1,641	—	1,641
Adjusted contribution	$28,877	$2,748	$31,625	$19,749	$—	$19,749
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $0.6 million and $0.4 million for the three months ended September 30, 2021 and 2020, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$33,929	$161	$34,090	$27,971	$—	$27,971
Minus:
Deferred implementation costs	731	—	731	1,641	—	1,641
Adjusted Partner Share and other third-party costs	$33,198	$161	$33,359	$26,330	$—	$26,330

CARDLYTICS, INC.
RECONCILIATION OF GAAP GROSS PROFIT TO ADJUSTED CONTRIBUTION (UNAUDITED)
(Amounts in thousands)

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Revenue	$172,068	$4,999	$177,067	$119,810	$—	$119,810
Minus:
Partner Share and other third-party costs	93,590	224	93,814	70,920	—	70,920
Delivery costs(1)	13,552	2,524	16,076	10,403	—	10,403
Gross profit	64,926	2,251	67,177	38,487	—	38,487
Plus:
Delivery costs(1)	13,552	2,524	16,076	10,403	—	10,403
Deferred implementation costs(2)	2,343	—	2,343	3,640	—	3,640
Adjusted contribution	$80,821	$4,775	$85,596	$52,530	$—	$52,530
(1)Stock-based compensation expense recognized in consolidated delivery costs totaled $1.4 million and $0.9 million for the nine months ended September 30, 2021 and 2020, respectively.
(2)Deferred implementation costs is excluded from adjusted Partner Share and other third-party costs as follows (in thousands):

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Partner Share and other third-party costs	$93,590	$224	$93,814	$70,920	$—	$70,920
Minus:
Deferred implementation costs	2,343	—	2,343	3,640	—	3,640
Adjusted Partner Share and other third-party costs	$91,247	$224	$91,471	$67,280	$—	$67,280

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO ADJUSTED EBITDA (UNAUDITED)
(Amounts in thousands)

	Three Months Ended September 30, 2021			Three Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform		Bridg Platform		Consolidated
Net loss	$(39,473)	$(5,056)	$(44,529)	$(15,356)		$—		$(15,356)
Plus:
Interest expense, net	3,193	—	3,193	283		—		283
Depreciation and amortization expense	5,554	2,821	8,375	1,933		—		1,933
Stock-based compensation expense	15,627	1,203	16,830	11,578		—		11,578
Foreign currency loss (gain)	1,543	—	1,543	(1,066)		—		(1,066)
Deferred implementation costs	731	—	731	1,641		—		1,641
Restructuring costs	713	—	713	391		—		391
Acquisition and integration costs	1,620	94	1,714	—		—		—
Change in fair value of contingent consideration	6,261	—	6,261	—		—		—
Adjusted EBITDA	$(4,231)	$(938)	$(5,169)	$(596)	$—	$—	$—	$(596)

	Nine Months Ended September 30, 2021			Nine Months Ended September 30, 2020
	Cardlytics Platform	Bridg Platform	Consolidated	Cardlytics Platform	Bridg Platform	Consolidated
Net loss	$(109,696)	$(7,034)	$(116,730)	$(48,645)	$—	$(48,645)
Plus:
Interest expense, net	9,316	—	9,316	8	—	8
Depreciation and amortization expense	15,712	4,561	20,273	5,809	—	5,809
Stock-based compensation expense	36,054	1,361	37,415	24,811	—	24,811
Foreign currency loss	1,224	—	1,224	828	—	828
Deferred implementation costs	2,343	—	2,343	3,640	—	3,640
Restructuring costs	713	—	713	1,276	—	1,276
Acquisition and integration costs	22,765	161	22,926	—	—	—
Change in fair value of contingent consideration	7,741	—	7,741	—	—	—
Adjusted EBITDA	$(13,828)	$(951)	$(14,779)	$(12,273)	$—	$(12,273)

CARDLYTICS, INC.
RECONCILIATION OF GAAP NET LOSS TO NON-GAAP NET LOSS
AND NON-GAAP NET LOSS PER SHARE (UNAUDITED)
(Amounts in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2021	2020	2021	2020
Net loss	$(44,529)	$(15,356)	$(116,730)	$(48,645)
Plus:
Stock-based compensation expense	16,830	11,578	37,415	24,811
Foreign currency loss (gain)	1,543	(1,066)	1,224	828
Acquisition and integration costs	1,714	—	22,926	—
Amortization of acquired intangibles	6,497	—	13,009	—
Change in fair value of contingent consideration	6,261	—	7,741	—
Restructuring costs	713	391	713	1,276
Non-GAAP net loss	$(10,971)	$(4,453)	$(33,702)	$(21,730)
Weighted-average number of shares of common stock used in computing non-GAAP net loss per share:
GAAP weighted-average common shares outstanding, diluted	33,101	27,343	31,802	27,048
Non-GAAP net loss per share attributable to common stockholders, diluted	$(0.33)	$(0.16)	$(1.06)	$(0.80)

CARDLYTICS, INC.
RECONCILIATION OF FORECASTED GAAP REVENUE TO BILLINGS (UNAUDITED)
(Amounts in thousands)

	Q4 2021 Guidance	FY 2021 Guidance
Revenue	$70.0 - $80.0	$247.1 - $257.1
Plus:
Consumer Incentives	$35.0 - $40.0	$118.0 - $123.0
Billings	$105.0 - $120.0	$365.1 - $380.1

Contacts:

Public Relations:
Angie Amberg
Cardlytics, Inc.
aamberg@cardlytics.com

Investor Relations:
Robert Robinson
Corporate Development & IR
(256) 653-2097
ir@cardlytics.com